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                                                                   Exhibit 10.41
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                        ALABAMA NATIONAL BANCORPORATION
                         1999 LONG TERM INCENTIVE PLAN
                         -----------------------------

                     Non-Qualified Stock Option Agreement


Date of Grant: January 1, 2000

     This Non-Qualified Stock Option Agreement (this "Agreement") is entered into as of December 31, 1999, between SHELLY S. WILLIAMS ("Optionee") and Alabama National BanCorporation, a Delaware corporation (the "Company").

                                   Recitals
                                   --------

     Whereas, the Company has previously adopted the 1999 Long Term Incentive Plan ("Plan");

     Whereas, the Committee (as defined in the Plan) desires to grant a non-qualified stock option to Optionee pursuant to the Plan; and

     Whereas, Optionee desires to accept such option.

                                   Agreement
                                   ---------

     NOW, THEREFORE, in consideration of the foregoing facts and the mutual promises set forth herein, the parties agree as follows:

     1.   Grant of Option.  Subject to the terms and conditions hereinafter set
          ---------------
forth, the Company, with the approval and at the direction of the Committee, hereby grants to the Optionee, as of the date first written above (the "Date of Grant"), an option to purchase up to One Thousand Two Hundred Fifth (1,250) shares of Stock (the "Granted Shares") at a price of $18.875 per share, the Fair Market Value of the Stock on the Date of Grant. Such option is hereinafter referred to as the "Option," and the shares of Stock purchased upon exercise of the Option are hereinafter sometimes referred to as the "Option Shares." The Option is not intended by the parties to be, and shall not be treated as, an
          ---                                          ---
incentive stock option (as such term is defined under Section 422 of the Internal Revenue Code of 1986, as amended).

     2.   Vesting of Option.  Subject to such further limitations as are
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provided herein, the Option shall become exercisable during the term of
Optionee's employment in three (3) equal annual installments of one-third (1/3) of the Granted Shares, the first installment to be exercisable on the January 1, 2003, with an additional one-third of such Granted Shares becoming exercisable on each of January 1, 2004 and January 1, 2005. The installments shall be cumulative (i.e. this Option may be exercised, as to any or all Granted Shares covered by an installment, at any time or times after an installment becomes exercisable and until expiration of the Option Term (as hereinafter defined) or other termination of this Option).

     3.   Option Term.  The Option shall not be exercisable more than ten (10)
          -----------
years after the Date of Grant (the "Option Term").

     4.   Method of Exercise.  Subject to Section 2 above and the other terms
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and conditions of this Agreement, the Option may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of Option Shares to be purchased, accompanied by payment in full of the purchase price, in cash,
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by check or such other instrument as may be acceptable to the Committee. As determined by the Committee, in its sole discretion, payment in full or in part may also be made in the form of (a) unrestricted Stock owned by the Optionee or
(b) Restricted Stock owned by the Optionee awarded under the Plan, based, in either case, on the Fair Market Value of such Stock on the date the Option is exercised, as determined by the Committee. If payment of the Option exercise price is made in whole or in part with shares of Restricted Stock, the Option Shares received upon the exercise of such Option shall be restricted or deferred, as the case may be, in accordance with the original term of the Restricted Stock award in question, except that the Committee may direct that such restrictions or deferral provisions shall apply only to the number of such Option Shares equal to the number of shares of Restricted Stock surrendered upon the exercise of such Option. No Option Shares shall be issued until full payment therefor has been made. Optionee shall have the rights to dividends or other rights of a stockholder with respect to Option Shares subject to the Option when Optionee has given written notice of exercise and has paid in full for such Option Shares.

     5.   Transferability of Options.  The Option shall not be transferable by
          --------------------------
Optionee other than by will or by the laws of descent and distribution and shall be exercisable, during Optionee's lifetime, only by Optionee; provided, however, that the Option shall be transferable to members of Optionee's immediate family (which shall include Optionee's spouse, children and grandchildren, whether natural or adopted) and to trusts for the benefit of such family members and partnerships or limited liability companies in which such family members are the only partners or members. For purposes of Sections 6, 7 and 8 of this Agreement, a transferred Option may be exercised by the transferee only to the extent that Optionee would have been entitled had the Option not been transferred.

     6.   Termination of Employment by Reason of Death.  If Optionee's
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employment with the Company and/or any Subsidiary terminates by reason of death, then the Option shall immediately become exercisable in full (notwithstanding
Section 2 above), and the Option may thereafter be exercised, in whole or in part, by the legal representative of the estate or by the legatee of Optionee under the will of Optionee, for a period of three (3) years from the date of death or until the expiration of the Option Term, whichever period is the shorter.

     7.   Termination of Employment by Reason of Disability.  If Optionee's
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employment with the Company and/or any Subsidiary terminates by reason of
Disability, then the Option shall immediately become exercisable in full (notwithstanding Section 2 above), and the Option may thereafter be exercised, in whole or in part, for a period of three (3) years from the date of such termination of employment or until the expiration of the Option Term, whichever period is the shorter; and if Optionee dies within such period, any unexercised Option held by Optionee shall thereafter be exercisable, in whole or in part, for the remainder of such period.

     8.   Termination of Employment by Reason of Retirement.  If Optionee's
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employment with the Company and/or any Subsidiary terminates by reason of
Retirement (with Committee consent) under a formal plan or policy of the Company, then the Option may thereafter be exercised for a period of three (3) years from the date of such termination of employment or until the expiration of the Option Term, whichever period is the shorter, to the extent, but only to the extent, that Optionee could have exercised the Option as of the date of Retirement; and if Optionee dies within such period, any unexercised Option that was exercisable at the time of death shall thereafter be exercisable for the remainder of such period. Notwithstanding anything to the contrary herein, the Committee may, in connection with such Retirement, make such adjustments in the terms and conditions of the Option as the Committee in its sole discretion determines are equitably warranted under the circumstances, including, without limitation, acceleration of exercise terms.

     9.   Other Termination of Employment.  If Optionee's employment with the
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Company and/or any Subsidiary terminates for any reason, whether voluntarily or involuntarily, other than (a) death, (b) Disability or (c) Retirement, the Option may thereafter be exercised , in whole or in part, for a period of three
(3) months following such termination of employment or until the expiration of the Option Term, whichever period is the shorter, to the extent, but only to the extent, that the Option was exercisable as of the date of termination of employment and had not previously been exercised.

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     10.  Change in Control.
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          (a)   In the case of a merger or consolidation in which the Company is not the surviving corporation, or a sale or other transfer of all or substantially all of the business or property of the Company (including, but not limited to, the sale or other transfer of one or more of the Company's principal Subsidiary banks if such sale or transfer could constitute a substantial majority of the Company's business or assets), or liquidation or dissolution of the Company, or in the event of a tender offer or any other change involving a threatened change in control of the Company which, in the opinion of the Committee, could deprive Optionee of the benefits intended to be conferred by the award granted hereunder, the Committee may, in anticipation of any such transaction event, make such adjustments in the terms and conditions of the Option as the Committee in its sole discretion determines are equitably warranted under the circumstances, including, without limitation, acceleration of exercise terms. Upon the Committee's determination to make any such adjustments, the terms and conditions of the Option and of this Agreement shall automatically, without any further action on the part of any party, be deemed to have been amended to incorporate such adjustments.

          (b)   In addition, and not as a limitation, to rights conferred in
Section 10(a) above, in the event of a Change in Control (as defined below), the Option shall immediately become exercisable in full (notwithstanding Section 2 above), and the Option may thereafter be exercised, in whole or in part, for a period of three (3) years from the date of such Change in Control or until the expiration of the Option Term, whichever period is the shorter; and if Optionee dies within such period, any unexercised Option held by Optionee shall thereafter be exercisable, in whole or in part, for the remainder of such period.

          (c) For purposes of this Agreement, a "Change in Control" of the Company shall be deemed to have occurred as of the first day that any one or more of the following conditions have been satisfied:

          (i) Any Person (other than those Persons in control of the Company as of the Date of Grant, or other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company) becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities; or

          (ii) Individuals, who as of the Date of Grant, constitute the Board of Directors of the Company (and any new Director, whose election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the Directors then in office who either were Directors as of the Date of Grant or whose election or nomination for election was so approved, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board) cease for any reason to constitute at least sixty percent (60%) thereof; or

          (iii) Consummation of:  (A) a complete liquidation of the Company; or
          (B) a sale or disposition of all or substantially all the Company's business or assets (including, but not limited to, the sale or other transfer of one or more of the Company's principal Subsidiary banks if such sale or transfer could constitute a substantial majority of the Company's business or assets); or (C) a merger, consolidation or reorganization of the Company with or involving any other corporation or entity, other than a merger, consolidation or reorganization that

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          would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty-one percent (51%) of the combined voting power of the voting securities of the Company (or the surviving entity, or an entity which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) outstanding immediately after such merger, consolidation or reorganization.

     For purposes of this Section 10(c), the following terms have the following meanings:

          "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended ("Exchange Act").

          "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d).

     11.  Stock Certificates.   All certificates for Option Shares delivered
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under this Agreement shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Commission, any stock exchange upon which the Stock is then listed, any applicable Federal or state securities law, and the terms and conditions of this Agreement, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     12.  Withholding Taxes.
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          (a)  Optionee shall, no later than the date as of which the value of
Option Shares first becomes includable in the gross income of Optionee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state or local taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under this Agreement and the Plan shall be conditioned on such payment or arrangements, and the Company (and, where applicable, its Subsidiaries), shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to Optionee.

          (b) Subject to applicable laws and regulations regarding transactions in Stock by persons who are deemed insiders, Optionee may elect to have the withholding tax obligations or, if the Committee so determines, any additional tax obligation with respect to any Option Shares acquired hereunder satisfied by
(i) having the Company withhold Option Shares otherwise deliverable to the participant with respect to the Option or (ii) delivering to the Company shares of unrestricted Stock.

     13.  Adjustment of and Changes in Common Stock of the Company.  In the
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event of a reorganization, recapitalization, change of shares, stock split, spin-off, stock dividend, reclassification, subdivision or combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of capital stock of the Company, the Committee shall make such adjustment as it deems appropriate in the number and kind of shares of Stock subject to the Option or in the option price; provided, however, that no such adjustment shall give the Optionee any additional benefits under the Option. Upon the Committee's determination of any such adjustments, the terms and conditions of the Option and of this Agreement shall automatically, without any further action on the part of any party, be deemed to have been amended to incorporate such adjustments.

     14.  Employment Not Affected.  Neither the granting of the Option nor its
          -----------------------
exercise shall be construed as granting Optionee any right with respect to continuance of employment by the Company or a Subsidiary. The right

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of the Company and Subsidiaries to terminate at will the Optionee's employment with it at any time (whether by dismissal, discharge, retirement or otherwise) is specifically reserved by the Company and acknowledged by Optionee.

     15.  Notice.  Any notice to the Company provided for in this Agreement
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shall be addressed to it in care of its Secretary at its executive offices at
1927 First Avenue North, Birmingham, Alabama 35203, and any notice to Optionee shall be addressed to Optionee at the current address shown on the payroll records of the Company. Any notice shall be deemed to be duly given if and when properly addressed and posted by registered or certified mail, postage prepaid.

     16.  Incorporation of Plan by Reference.  The Option is granted pursuant to
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the terms of the Plan, the terms of which are incorporated herein by reference, and the Option shall in all respects be interpreted in accordance with the Plan. The Committee shall interpret and construe the Plan and this instrument, and its interpretations and determinations shall be conclusive and binding on the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder. Terms used herein not otherwise defined shall have the meaning assigned to them in the Plan.

     17.  Governing Law.  The validity, construction, interpretation and effect
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of this instrument shall exclusively be governed by and determined in accordance with the law of the State of Alabama without regard to principles of conflict of laws, except to the extent preempted by federal law, which shall to such extent govern, and Title 9 of the U.S. Code.

     18.  Dispute Resolution; Arbitration.
          -------------------------------

          (a)  Basis for Arbitration.  The parties hereto agree that the subject
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matter of this Agreement and any agreement that may be entered in connection therewith both involve and affect interstate commerce within the meaning of the commerce clause of the United States Constitution and Title 9 of the U. S. Code. This Agreement shall be irrevocable and is binding upon the parties and is subject to being specifically enforced. The parties hereto understand and acknowledge that each party is waiving his or its right to a jury trial of Disputes (as defined below) by entering into this Agreement.

          (b)  Mandatory Arbitration of Disputes.  Any action, dispute, claim,
               ---------------------------------
counterclaim or controversy ("Dispute" or "Disputes"), between or among the parties, including, without limitation, any claim based on, or arising from, an alleged tort or contract, shall be resolved by arbitration as set forth below. As used herein, Disputes shall include all actions, disputes, claims, counterclaims or controversies arising in connection with any commitment or provision set forth in this Agreement or any of its exhibits or in any other agreement entered by the parties in connection with this Agreement; any action taken (or any omission to take any action) in connection with any of the foregoing; any past, present and future agreements, whether written or oral, between or among the parties, including, without limitation, this Agreement; or any agreement entered in connection with this Agreement. All Disputes shall be resolved by binding arbitration in accordance with Title 9 of the U. S. Code and the Commercial Arbitration Rules of the American Arbitration Association ("AAA"). Defenses based on statutes of limitation, estoppel, waiver, laches and similar doctrines, that would otherwise be applicable to an action brought by a party, shall be applicable in any such arbitration proceeding, and the commencement of an arbitration proceeding with respect to this Agreement shall be deemed the commencement of an action for such purposes.

          (c)  Selection of Arbitrator.  Whenever an arbitration is required
               -----------------------
under this Section 18, the arbitrator shall be selected, except as otherwise provided, in accordance with the Commercial Arbitration rules of the AAA. The AAA shall designate a panel of ten (10) potential arbitrators knowledgeable in the subject matter of the Dispute. Each of the parties shall designate, within thirty (30) days of the receipt of the list of potential arbitrators, one of the potential arbitrators to serve, and the two arbitrators so designated shall select a third arbitrator from the eight remaining potential arbitrators. The panel of three (3) arbitrators shall determine the resolution of the Dispute.

          (d)  Place of Arbitration.  Whenever an arbitration is required, such
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arbitration shall be conducted in Birmingham, Alabama.

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          (e)  Miscellaneous.  Any arbitration questions arising under this
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Agreement shall be governed in accordance with Title 9 of the U. S. Code.  This
Section constitutes the entire agreement of the parties with respect to its subject matter and supersedes all prior discussions, arrangements, negotiations and other communications on dispute resolutions. The provisions of this Section shall survive any termination, amendment or expiration of the Agreement in which this Section is contained, unless the parties otherwise expressly agree in writing. In the event of any Dispute governed by this Section, each of the parties shall pay all of its own expenses, and, subject to the award of the arbitrator, shall pay an equal share of the arbitrators' fees. The arbitrator shall have the power to award recovery of all costs and fees (including attorneys' fees, administrative fees, arbitrators' fees and court costs) to the prevailing party. This Section may be amended, changed or modified only by the express provisions of a writing which specifically refers to this Section and which is signed by all the parties hereto.

     IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Non-Qualified Stock Option Agreement, and Optionee has placed his or her signature hereon, effective as of the Date of Grant.


                              Alabama National BanCorporation


                              By: /s/ John H. Holcomb, III
                                  ------------------------------------

                                 Its: Chairman and CEO
                                      --------------------------------


                              AGREED TO AND ACCEPTED:


                              By: /s/ Shelly S. Williams
                                  ------------------------------------
                                              Optionee

                              Shelly S. Williams
                              ----------------------------------------
                              (Print Name)

                              2737 Altadena Lake Drive
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                              (Address)

                              Birmingham, Alabama          35243
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                              (City)          (State)        (Zip)

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